UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2011

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On October 12, 2011,  Key Technology, Inc. (the “Company”) announced the appointment of  Dr. Louis Vintro as Senior Vice President of Business Development and Global Operations, effective October 26, 2011.

During the past two-and-a-half years, Dr. Vintro, 51, has served as Vice President and General Manager of the Semiconductor Division of ESI, Inc., a manufacturer of laser-based wafer fabrication equipment.  For the four years prior to ESI, he was with KLA-Tencor Corporation, a California-based manufacturer of laser-based particle inspection equipment, where he served as Senior Director of Technical Programs.  From 2001 to 2004, Dr. Vintro held the position of Global Business Manager for BOC Edwards Kachina, now Applied Materials, Inc., a provider of semiconductor processing services.   Dr. Vintro holds a Ph.D. in Physics from Stanford University and a MBA from Wharton School, University of Pennsylvania.  He earned a BS degree in Physics from the Massachusetts Institute of Technology.

Dr. Vintro will be employed under the terms of a letter agreement dated September 12, 2011.  His base salary will be $230,000 per year.  In connection with his employment, he will be eligible to participate in the Company’s annual performance incentive plan set at 100% of his annual compensation, prorated for fiscal 2012.  The initial performance plan targets will be based on exceeding the Company’s operating income targets for fiscal 2012.  Payment of this plan will be in the form of restricted stock or cash.  Dr. Vintro also will receive a Long Term Incentive Plan grant of restricted stock targeted at 100% of his starting annual base compensation.   The number of his shares will be determined by the closing market price for the Company’s Common Stock on October 26, 2011. The restricted stock grant will be made pursuant to the Company's standard restricted stock agreement.  These restricted shares will vest on December 15, 2014 based on his continued employment and the achievement of the financial performance criteria determined by the Compensation and Management Development Committee of the Board of Directors.  Dr. Vintro will also be eligible to participate in the Company's  health, dental, life and disability insurance plans and 401(k) plan , as well as the Employee Stock Purchase Plan, on the same terms as are available to other employees of the Company.

The employment letter agreement between the Company and Dr. Vintro is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                      Financial Statements and Exhibits

(d)           Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.                             Description

10.1	Employment Letter Agreement, dated September 12, 2011, between the Company and Dr. Louis Vintro.

99.1	Press Release, dated October 12, 2011, titled "Key Technology Appoints Dr. Louis Vintro as Senior Vice President of Business Development and Global Operations."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ David M. Camp
David M Camp
President and Chief Executive Officer

Dated: October 12, 2011

EXHIBIT INDEX

Exhibit No.                                Description

10.1	Employment Letter Agreement, dated September 12, 2011, between the Company and Dr. Louis Vintro.

99.1	Press Release, dated October 12, 2011, titled "Key Technology Appoints Dr. Louis Vintro as Senior Vice President of Business Development and Global Operations."